UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Pernix Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Pernix Group, Inc.

151 E. 22nd Street.

Lombard, Illinois 60148

Notice of Annual Meeting of Stockholders

To be held December 6, 2011

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Pernix Group, Inc., a Delaware corporation (the “Company”), will be held on December 6, 2011 at 9:00 a.m. local time, at our corporate offices located at 151 E. 22nd Street., Lombard, Illinois 60148 for the following purposes:

1.     To elect seven nominees to the Board of Directors of the Company;

2.     To ratify the selection of Reznick Group as the Company’s independent auditor for 2011;

3.     To consider and vote upon an advisory vote by the Shareholders on executive officer compensation;

4.     To consider and vote upon an advisory vote regarding the frequency of the shareholder advisory vote on executive officer compensation;

5.     To consider and vote upon a proposal to approve a quasi-reorganization to eliminate the Company’s accumulated deficit with an equal and corresponding decrease in the Company’s paid in capital account and potentially adjust the balance sheet to fair value in connection with the quasi-reorganization;

6.     To consider and vote upon a proposal to approve the incentive stock option plan.

7.     To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on November 10, 2011 are entitled to notice of and to vote at this meeting and any continuations or adjournments thereof.  For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company’s offices located at 151 E. 22nd Street., Lombard, Illinois 60148.

Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed Proxy Card so that as many shares as possible may be represented at the meeting.

The vote of every stockholder is important and your cooperation in promptly returning your executed Proxy Card will be appreciated.  Each Proxy Card is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

By Order of the Board of Directors,

Nidal Z. Zayed
Chief Executive Officer & President
Lombard, Illinois
Dated: October 27, 2011

Pernix Group, Inc.

151 E. 22nd Street

Lombard, Illinois 60148

PROXY STATEMENT

2011 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pernix Group, Inc., a Delaware corporation (the “Company” or “Registrant”), of Proxies for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 6, 2011, or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  This Proxy Statement and accompanying Proxy Card are first being sent to stockholders on or about November 10, 2011.

Revocability of Proxies

Any stockholder who executes and returns a Proxy Card may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and electing to vote in person.  Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy Card.

Record Date

Stockholders of record at the close of business on November 10, 2011 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.  As of October 24, 2011 9,403,697 shares of the Company’s common stock are issued and outstanding on a post reverse stock split basis. (A reverse stock split was effective on September 30, 2011).

Voting and Solicitation

All shares represented by valid Proxy Cards received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the Proxy Card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made.  If no instructions are given on the executed Proxy Card, the Proxy Card will be voted in favor of the proposals described and also in the discretion of such Proxies with respect to any other proposal that may properly come before the Annual Meeting, including a motion to adjourn the Annual Meeting to another time or place (including for the purpose of solicitation of additional Proxies).  The Company’s Bylaws provide that a majority of the shares entitled to vote, whether present in person or represented by Proxy Card, shall constitute a quorum for the transaction of business at the Annual Meeting.  Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum. “Broker non-votes” are shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority or otherwise.  Broker non-votes will have no effect on the vote for directors or on the vote to ratify the selection of Reznick Group as our independent auditor, but will have the same effect as votes against other proposals.

Only stockholders of record at the close of business the Record Date, are entitled to notice of and to vote at the Annual Meeting.  As of the end of business on October 24, 2011,  there were 200,000,000 shares of Common Stock authorized and 9,403,697 issued and outstanding on a post reverse stock split basis.  Each stockholder shall have one vote for every share of Common Stock registered in the stockholder’s name on the Record Date.

Pursuant to the Bylaws and policies of the Company, in advance of the Annual Meeting the management of the Company has appointed an independent Inspector of Elections to supervise the voting of shares for the Annual Meeting.  The Inspector will decide all questions respecting the qualification of voters, the validity of the Proxy Cards and the acceptance or rejection of votes.  The Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

The election of directors shall be determined by a plurality of votes cast by the common stockholders.  The ratification of the selection of auditors, the vote regarding an advisory vote by the shareholders on executive officer compensation and the frequency of such vote, the approval of the quasi-reorganization and the approval of the incentive stock option plan will be determined by a majority of those entitled to vote and who are present, in person or by proxy, at the Annual Meeting.

The cost of soliciting proxies will be borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  Proxies may also be solicited by certain of the Company’s directors, officers and regular employers, without additional compensation, personally or by telephone or telecopy.

Security Ownership of Management and Certain Beneficial Owners

The following table contains information as of October 24, 2011, regarding the ownership of the Common Stock of the Company by: (i) all persons who, to the knowledge of the Company, were the beneficial owners of 5% or more of the outstanding shares of Common Stock of the Company, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and the one other most highly compensated executive officer of the Company whose salary and bonus for the fiscal year ended December 31, 2010, exceeded $100,000, and (iv) all executive officers and directors of the Company as a group. The information is presented on a post reverse stock split basis as the company effected a 1 for 15 reverse stock split on its common stock as of September 30, 2011.

Name	Number of shares (1)	Percent of Shares (2)
Ernil Continental Sa Bvi	4,318,479	45.9%
Halbarad Group Ltd Bvi	3,630,543	38.6%
Sayed Hamid Behbehani & Sons Co. and Family Members	527,934	5.6%
Al Amal Investment Co. KSCC	549,396	5.8%
Max Engler (3)	3,334	*
Ibrahim Ibrahim	667	*
Jeff Adams	100	*
Ralph Beck	—	*
Trudy Clark	—	*
Carl Smith	—	*
Nidal Z. Zayed	—	*
All Executive Officers and Directors as a Group (8 Persons)	4,101	*

Total beneficially owned outstanding shares	9,030,453	96.0%
Registered shares of other stockholders	373,244	4.0%
Total shares registered on behalf of selling stockholders	9,403,697	100.0%

*          Less than 1%

(1)       Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable, except as noted in the following table:

Name of Legal Entity	Name of Natural Person(s) having sole or shared voting and investment control over Pernix Group, Inc. shares held by the named legal entity

Al Amal Investment Company KSCC	Nasrallah Behbehani
Ernil Continental SA BVI	Mrs. Vanessa Cosi, Mrs. Sandra A. Marc-Büchel and Fidu-Finanz Trustee Services Est.,
Halbarad Group Limited BVI	Mrs. Vanessa Cosi, Mrs. Sandra A. Marc-Büchel and Fidu-Finanz Trustee Services Est.,
Sayed Hamed Behbehani and Sons Co.	Fouad Behbehani and Nasrallah Behbehani

(2)       Calculated on the basis of 9,403,697 shares of Common Stock outstanding as of October 24, 2011.

(3)       Max Engler serves as a director for Litra Holding, A.G.  Litra Holding owns directly 33,000 shares of Pernix Group, Inc. common stock.

Equity Compensation Plan

In August, 2010, the remaining Stock Option plan expired and therefore as of September 30, 2011, the Company did not have any stock option or other equity related compensation plans.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 may require an issuer’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”).  If required, such persons must furnish the Company with copies of all Section 16(a) forms filed by such persons.

The Company has determined that its executive officers, directors and more than 10% stockholders are not required to make such filings under applicable regulations as the Company stock is not traded on a national registered securities exchange (it is traded on the over the counter bulletin board).

PROPOSALS TO BE PRESENTED AT 2011 ANNUAL MEETING

ITEM 1.

NOMINATION AND ELECTION OF DIRECTORS

The Company currently has a seven-member Board of Directors.  The nominees for election at the 2011 Annual Meeting are:

Ralph Beck

Jeffrey Adams

Trudy Clark

Max Engler

Ibrahim Ibrahim

Carl Smith

Nidal Z. Zayed

Certain information with respect to their ages and background is set forth below.  The Board of Directors unanimously recommends a vote “FOR” each of the nominees named above.

Each nominee will hold office for a period of one year or until the director’s term expires or until a successor is elected and qualified, unless the director resigns or his or her office becomes vacant by death, removal, or other cause in accordance with the Bylaws of the Company.

It is intended that votes pursuant to the Proxy Cards will be cast for the named nominees.  The persons named in the accompanying form of Proxy Card will vote the shares represented thereby for the nominees.  Management knows of no reason why any of these nominees should be unable or unwilling to serve.  However, if any nominee(s) should for any reason be unable or unwilling to serve, the Proxy Cards will be voted for the election of such other person(s) for the office of director as the Board may recommend in the place of such nominee(s).

The Company and the Majority Stockholders are parties to a Special Security Agreement with the United States government.  That Special Security Agreement establishes certain criteria for the qualifications of director that the United States Government requires for the Company to hold a Facility Security Clearance. These criteria include that certain directors be U.S. Citizens, hold or be eligible to hold Personnel Security Clearances and be otherwise approved by the United States Government. All nominees meet such criteria, and any replacement nominees will be required to meet these criteria.

If a quorum is present and voting, the seven nominees receiving the highest number of votes by the common stockholders will be elected for the ensuing one-year term.

Pernix Group, Inc. was formed in 1994 and incorporated in Delaware in 2001.  It is the parent corporation of Telesource CNMI, Inc., which was incorporated in the Commonwealth of Northern Mariana Islands in 1996, Telesource (Fiji), Ltd., which was incorporated in the Republic of Fiji in 2000, and TRANSRADIO SenderSysteme Berlin, A.G., which was incorporated in the Federal Republic of Germany in 2001.

Director Qualifications

Our Board believes that each Director should bring experience and skills significantly in excess of basic qualifications under the Special Security Agreement discussed above, and that collectively the Board should possess significant experience and strong skill sets in the areas of most significance to the Company.

As a company with international projects, including complex construction and infrastructure projects, and also as one publicly traded on the OTC Bulletin Board, our Board believes that our Directors should collectively possess strength in the following experiences, qualifications, attributes and skills (though it is not necessary, nor expected, that every Director will possess strengths with respect to each of these traits):

•              Executive management, including current or recent CEO experience

•              Construction, engineering and related business financing

•              Financial management and reporting

•              Corporate governance

•              Strategic planning

•              Crisis and risk management

•              Executive compensation

•              International business

•              Military or federal government experience

Our Board considers the qualifications of our current Directors and the collective competencies of our Board on an annual basis, prior to considering the nominees to be submitted to the stockholders for approval at the next annual stockholders meeting.  The Board believes that our current Directors, all of whom have been nominated for re-election at the 2011 Annual Stockholders Meeting, individually and collectively possess the experience, qualifications, attributes and skills necessary for our Board to fulfill its obligations and assist the Company in achieving its business objectives. In particular:

•              All of our current board members have held senior positions in the principal business areas of the Company.  Five of our seven directors are or have been senior executives in companies or industries related to the Company’s business operations.  In addition, the other two directors have held senior command and leadership positions in the military and / or in the federal government  a principal client of the Company, in agencies related to the Company’s business.

•              Our Chairman has been involved in the international construction and engineering industry since 1965 and our CEO has been a senior executive with the Company since 1996, providing them with significant executive management and leadership skills.

•              Several of our directors also serve, or have recently served, as directors of other companies, providing them with corporate governance and leadership experience and skills.

•              All of our Directors possess substantial financial skills gained through their business experiences, and one of our directors having been determined to be an “audit committee financial expert,” as those terms are defined by the SEC.

•              Two of our Directors have been reviewed and approved by the United States government, in accordance with the Company’s Special Security Agreement, in order to ensure compliance with the terms of the Agreement and oversee the Company’s efforts to safeguard and control classified information in the possession of the Company.

•              At least one of our Directors possesses extensive experience and strong skills with respect to each of the other disciplines most important to our Company’s growth and success, including strategic planning, crisis and risk management, executive compensation, information technology, and international business.

In addition to these skills, our Board believes that good corporate governance, and the ability of a Board to fulfill its fiduciary duties, is directly correlated with other traits such as sound judgment, independence in fact and in mindset, collegiality, trust, respect, confidentiality and integrity.  Our Board expects the boardroom to be a place where vigorous discussion of the key issues confronting the Company takes place, and where all Directors feel comfortable expressing viewpoints which may differ from those of other Directors, but such discussions shall be conducted in a respectful manner in which each Director feels that his or her viewpoint has received fair consideration.  Our Board also believes that a boardroom atmosphere that promotes consensus decision making whenever feasible is a strong contributor to good corporate governance.  In selecting nominees to stand for election to the Board, our Board views these traits as being of equal importance to skills listed above.  Our Board believes that its present members each individually possess these traits and that in combination this results in a Board that acts consistent with corporate governance best practices and which fulfills its fiduciary duties.  Our Board carefully considers how a potential new nominee will impact Board collegiality, trust and respect, and the boardroom atmosphere, as part of the nomination process.

Our Board believes that each of our current Directors (who are also the nominees for election at our 2011 Annual Shareholders Meeting) individually possess the particular experiences, qualifications, attributes and skills that make him or her exceptionally well qualified to serve on our Board, as follows:

Name and Age; Years Served as Director	Principal Occupation for Past Five Years; Other Directorships

Ralph Beck Age 72 Chairman of the Board Director since 1999

Mr. Beck brings to the Board particular strength with respect to leadership skills, international business, construction and related financing, crisis management skills, strategic planning skills and corporate governance skills.  Mr. Beck was a principal of Global Construction Solutions, L.L.C. From 1994 to 1998, Mr. Beck served as the President of Kajima Construction Services, Inc., the North American general building construction subsidiary of Kajima Corporation, a Japanese global engineering and construction firm. From 1965 to 1994, Mr. Beck was with the Turner Corporation, an international engineering and construction firm. Mr. Beck served as the chairman of the board for Turner Steiner International from 1987 to 1994, and as a senior vice president for Turner Corporation.

Jeffrey Adams Age 69 Director Since 1999

Mr. Adams brings to the Board particular strength with respect to construction and engineering, international marketing and business, strategic planning and corporate governance skills.  Mr. Adams is an electrical engineer trained in the United Kingdom.  From 1978 to 1986, Mr. Adams served as the Marketing Director of Babcock Industries and Electrical Group of Companies.  In 1986, Mr. Adams became an independent international sales marketing consultant.  From 1987 to present, Mr. Adams is the General Manager for Trafex Ltd., an engineering supplies company serving the Middle East.

Trudy Clark Age 62 Director Since 2007

Major General (Ret.) Clark brings to the Board particular strength with respect to leadership skills, crisis management skills, and strategic planning skills, as well as significant insight into procurement activities with the U.S. government and management and oversight of classified projects. General Clark has over twenty years of experience in innovative delivery of support services at worldwide locations in units of 60-2000 members and budgets from $1 million - $2.9 billion. General Clark is an experienced leader with exceptional organizational and facilities management skills. She served as the Deputy Director of the Defense Threat Reduction Agency, directing approximately 4,000 government and contractor personnel at 30 locations worldwide dealing with threats of weapons of mass destruction (WMD), and conducting international and homeland security exercises for the Department of Defense. Additionally, while serving as the Chief Information Officer and Director for Command, Control, Communications and Computers, US Strategic Command, General Clark supported the government and contractors to develop software, lifecycle management and strategic planning for modernization of over $5 billion of nuclear decision support systems. General Clark has a Masters in Guidance and Counseling from Troy State University in Alabama and has completed executive seminars at Syracuse, John Hopkins and Harvard Universities.

Max Engler Age 62 Director Since 1997

Mr. Engler brings to the Board particular strength with regard to leadership skills, international business and financial management and reporting skills, and corporate governance skills.  From 1988 to present Mr. Engler has been an independent Financial Consultant and is also on the Board of Directors of various companies in Switzerland and abroad. From 1984 to 1988 Mr. Engler headed the Private Banking desk (Middle East and Far East) of Bank Leu as Vice President. He is a director of Computhink Incorporated, Belmoral S.A., Computhink Ltd., Telesource CNMI Inc., Retsa Development Inc., FSD Holdings PLC, Litra Holdings AG, Linos Consulting AG, Trafex Ltd., R.C.W. Enterprises S.A., and TransRadio SenderSysteme Berlin AG.

Ibrahim M. Ibrahim Age 69 Director Since 1999

Mr. Ibrahim brings to the Board particular strength with regard to financial skills, international business skills and corporate governance skills. Mr. Ibrahim has recently retired after working for more than 40 years in leading positions for major banks in the United States and abroad. He was a Vice President and General Manger of Continental Bank in Chicago, Lebanon and Bahrain (1969 — 1984). He also worked for First National Bank Chicago as Vice President and Head of Credit and Marketing for their Middle East head-quarter in Dubai (1984-1986). Then he moved to Kuwait in 1986 and had been there for more than 23 years. He was the General Manager & Head of International Business at The Gulf Bank (1986 — 2001), and General Manger, Head of International Group at Commercial Bank of Kuwait (2001 — 2004). His last position before retirement was General Manager of Al Ahli Bank of Kuwait (2004 — 2009). Mr. Ibrahim received his M.B.A. in International Business from De Paul University in Chicago; his M.S. in Taxation from University of Alexandria and his B.A. in Accounting from the University of Alexandria.

Carl Smith Age 62 Director Since 2007

Mr. Smith brings to the Board particular strength with regard to leadership skills, crisis management skills, and strategic planning skills, as well as significant insight into the Company’s obligations with the U.S. government and for the management and oversight of classified projects.  Mr. Smith, a graduate of the University of Hawaii, obtained his Juris Doctorate at University of California Law School and has over thirty years of experience in government contracting, defense acquisition, international agreements, telecommunication regulations, information security and is an expert in Cyber Law/Information Assurance, Fiscal Law, FOIA, Privacy Act and the Ethics in Government Act.  Mr. Smith served as the General Counsel for the Defense Information Systems Agency, offering advice and guidance to the Agency Director and the Senior Executive Team on a full spectrum of legal issues, including government contracting.  While serving as the Chief Regulatory Counsel-Telecommunications for the Department of Defense, Mr. Smith was responsible for advising the Office of Science and Technology Policy and the Assistant Secretary of Defense in

Telecommunication Regulatory matters that affected national security, emergency preparedness as well as the Department of Defense’s commercial interests.  He is a member of the Hawaiian and D.C. Bar Associations.

Nidal Zayed Age 51 Director Since 1998 President & Chief Executive Officer since 2005, Acting Chief Financial Officer since August, 2011

Mr. Zayed, as our Chief Executive Officer is the executive holding the most knowledge about, and primary responsibility for the success of, our Company’s strategies and operations.  He brings to our Board the critical link between management and our Board, enabling our Board to perform its oversight function with the benefit of management’s perspective on the business.  Independently, Mr. Zayed also brings to the Board particular strengths in all of the executive management skills needed for his position.  Mr. Zayed, Chief Executive Officer & President, joined the Company in January 1996.  He received a law degree from Loyola University School of Law in 1985 and a B.A. in Accounting from Loyola University of Chicago in 1982.

Independence

All directors currently serving on the Board and all nominees for director, except Mr. Zayed, are independent under the applicable independence rules from the NASDAQ listing standards, which the Company has adopted as the Company’s standards for independence.  The Board also determined that members of the Compensation Committee meet all applicable independence tests of the NASDAQ listing standards, Securities and Exchange Commission, and Internal Revenue Service.

Compensation of the Board

Each non-officer director received $20,000 as annual cash compensation for service on the Board of Directors for 2010.  General Clark, Mr. Beck and Mr. Smith received an additional $1,500 for their participation on the Company’s Government Security Committee.  All directors are reimbursed for travel and other related expenses incurred in attending Board and committee meetings. The following table sets forth the fees paid in cash to our non-employee Directors for Board service during 2010 (they received no other compensation for such services):

Name	Fees paid in Cash	Total
Ralph Beck	$21,500	$21,500
Jeffrey Adams	$20,000	$20,000
Trudy Clark	$21,500	$21,500
Max Engler	$20,000	$20,000
Ibrahim M. Ibrahim	$20,000	$20,000
Carl Smith	$21,500	$21,500

Board Leadership

Mr. Zayed serves as our Chief Executive Officer and Mr. Beck serves as our Chairman of the Board.  We believe the separation of the positions of CEO and Chairman of the Board promotes an independent Board with a strong oversight function that fosters accountability of management.

Board Oversight of Risk

Our management devotes significant attention to enterprise risk management, and our Board is actively engaged in the oversight of this activity, both at the full Board and at the Board committee level.  The Company’s enterprise risk management is an integrated effort to identify, assess, and manage risks that may affect the Company’s ability to achieve its strategic and operating objectives.  Our Chief Executive Officer and our other executive officers actively participate in Board and committee discussions about risk.  We believe the separation of the positions of CEO and Chairman of the Board enhances our risk oversight activity.  Our Directors are authorized to contact company officers and employees directly, without going through our Chief Executive Officer or another officer, and Company employees are empowered to bring concerns to our Board.

Board of Directors Meetings and Committees

The Board met five times in 2010.  No Director attended less than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which they served during the period for which they were a Director.  The Company has a Government Security Committee, a Compensation Committee and an Executive Committee.  The Company formerly had an Audit Committee, which was discontinued during 2005.  The full Board has assumed the responsibilities of the Audit Committee.  The Board of Directors has determined that Max Engler is an “audit committee financial expert” as defined in the rules of the SEC.  The Board has reviewed and discussed the audited financial statements with management and the Company’s independent auditors for the fiscal years ended December 31, 2010 and 2009 as well as each quarterly report for all of 2009 and the quarters ended March 31, 2011 and June 30, 2011.  The Board discussed with the independent auditors the maters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board.  The Board has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Board concerning independence, and has discussed with the independent account the independent accountant’s independence.  Based on the above-mentioned review and discussions with management and the independent registered public accountants, the Board recommended that our company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Compensation Committee

Ralph Beck

Jeffrey Adams

Carl Smith

The Compensation Committee establishes rates of salary, bonuses, profit sharing contributions, grants of stock options, retirement and other compensation for all directors and officers of the Company and for such other people as the Board may designate.  The Compensation Committee does not have a charter.  All of the members of this Committee are “disinterested persons” under the provisions of Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Compensation Committee’s primary responsibility is to formulate and maintain the compensation program of the Company in order to develop and retain (and attract, when necessary) people important to the Company’s performance.  This Committee specifically acts to evaluate the performance and set the total compensation for the executive officers of the Company, including the CEO, in accordance with Company guidelines.  This Committee has delegated to the CEO the power to set compensation for the non-executive officers.  The Compensation Committee met in December of 2010.

Executive Committee

Max Engler

Ibrahim Ibrahim

Nidal Zayed

The Executive Committee’s responsibility is to review all large projects and long-term financing of long-term projects.  Members of the Executive Committee do not receive any meeting fees or other compensation for their service on the Committee.  The Executive Committee did not meet in 2010.

Government Security Committee

Ralph Beck

Trudy Clark

Carl Smith

Nidal Zayed

The Government Security Committee’s responsibility is to ensure compliance with the terms of the Company’s Special Security Agreement with the United States government and that policies and procedures are established and maintained to ensure the safeguard and control of all classified information and controlled but unclassified information in the possession of the Company.  Non-officer directors of the Government Security Committee receive an additional $1,500 for their service on the Committee.  The Government Security Committee met seven times in 2010.

Additional Information on Nominations for Directors

The Company does not have a standing nominating committee.  Each director participates in decisions relating to making the Company’s nominations for directors.  The Board of Directors believes that, considering the size of the Company and the Board of Directors, nominating decisions can be effectively made on a case-by-case basis and there is no need for the added formality of a nominating committee.  Additionally, the Board of Directors believes that it is not appropriate to have a standing nominating committee because the Majority Stockholders own 96.0% of the voting power of the Company and thereby have the power to choose all directors of the Company.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our stockholders because the Board believes that it can adequately evaluate any such nominees on a case-by-case basis.  The Board will consider stockholder-recommended candidates under the same criteria as internally generated candidates.  Any stockholder wishing to submit such a recommendation should do so in writing addressed to Pernix Group, Inc., 151 E. 22nd Street, Lombard, Illinois 60148, Attention: Corporate Secretary.  See “Stockholder Proposals” below in this Proxy Statement for information regarding procedures that must be followed by shareholders in order to nominate directors at the 2011 annual meeting.  The Company does not have a policy for the consideration of diversity in identifying nominees for director.

The Company and the Majority Stockholders are parties to a Special Security Agreement with the United States government.  That Special Security Agreement establishes certain criteria for the qualifications of directors.  All nominees shall meet such criteria.  Beyond these criteria, the Board does not currently have additional minimum criteria for nominees, although substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and stockholder meetings.  Any candidate must state in advance his or her willingness and interest in serving on our Board and its Committees.

The Company does not have a policy regarding the attendance of directors at annual meetings of stockholders.  One Director attended the 2010 Annual Meeting of Stockholders.

Executive Officers

Name and Age; Years Served as Executive Officer	Principal Occupation for Past Five Years; Other Directorships

Nidal Zayed Age 51 Director Since 1998 Chief Executive Officer since 2005, Acting Chief Financial Officer Since August, 2011

Nidal Zayed, President & Chief Executive Officer, joined Pernix Group in January 1996. He received a law degree from Loyola University School of Law in 1985 and a B.A. in Accounting from Loyola University of Chicago in 1982

Carol Groeber Age 47 Controller and

Ms. Groeber joined Pernix Group as the Controller in June 2011 and was elected Principal Accounting Officer in August, 2011. Ms. Groeber is responsible for all SEC reporting, certain policy formation and tax compliance, assists in establishing and maintaining

Principal Accounting Officer Since August, 2011

financing relationships, budgeting, strategic financial planning and human resources at its corporate headquarters. She is also responsible for all financial operations including reporting and tax matters pertaining to the company’s international subsidiaries.. Ms. Groeber brings 25 years of accounting and reporting expertise to Pernix. She consulted for the Company for almost two years related to various SEC filings and the December 2009 acquisition of TransRadio SenderSysteme, Berlin, AG. She has management consulting experience with several fortune 500 companies and has also held various financial reporting management positions including the Director of Accounting Policy of Navistar, the Financial Reporting Manager of  Nicor and a V.P. Group Finance Officer for Heller Financial, Inc.  She began her career in 1987 with Deloitte and Touche LLP in the audit practice for five years. She graduated from the University of Northern Iowa (B.A. in Accounting) and passed the CPA exam in 1987.

Executive Compensation and Other Matters

The following table sets forth a summary of compensation paid to the persons who served as the Chief Executive Officer and any other executive officers as of December 31, 2010, whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2010:

Name and Principal Position (3)	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(20	Total ($)

Nidal Z. Zayed	2010	286,000	—					28,270	314,730
President & Chief Executive Officer	2009	275,000	—					24,622	299,378

Greg Grosvenor (3)	2010	185,000	—					22,278	207,278
Chief Financial Officer	2009	170,000	—					18,963	188,963

(1)	Includes salary paid by Pernix Group, before any salary reduction for contributions to Pernix Group’s 401(k) Savings Plan.

(2)

Pernix Group provided a vehicle to Mr. Zayed at a cost of $11,535 in 2010 and $11,502 in 2009. Pernix Group provided Mr. Zayed with health insurance for him and his family at a cost of $14,735 in 2010 and $13,120 in 2009. The Company provided health insurance to Mr. Grosvenor and his family of $20,278 in 2010 and $18,963 in 2009.  The Company contributed $2,000 to Mr. Zayed’s and Mr. Grosvenor’s 401K plan as a part of a company match plan.

(3)

Mr. Grosvenor left the Company on August 4, 2011. Ms. Groeber, the Company’s Controller and Principal Accounting Officer joined Pernix Group in June 2011 with annual salary of $150,000. No other compensation has been paid to Ms. Groeber since joining Pernix Group as an employee and officer.

Stock Options

As of December 31, 2010 and October 27, 2011 there were no stock options outstanding to any executive officers.

Certain Relationships and Related Transactions

Our Board of Directors reviews and approves all transactions, arrangements or relationships with us in which any Director, executive officer or shareholder who owns more than 5% of our common stock (including immediate family members of Directors and executive officers and any entities owned or controlled by any of the above) has a direct or indirect material interest, which involve $10,000 or more and are not generally available to all of our employees, other than ordinary course Director or employee compensation arrangements or a transaction with another company at which the related person is a Director or owner of less than a 5% equity interest.  In reviewing the related-party transactions, the Board of Directors will consider primarily the following factors: (1) the extent of the related person’s interest in the transaction, (2) the availability of other sources of comparable products and services, (3) whether the terms of the transaction are no less favorable than terms generally available in unaffiliated transactions under like circumstances, (4) the benefits to us, and (5) the aggregate value of the transaction.  No member of the Board with an interest in a related-party transaction will participate in the decision-making process regarding that transaction.  The Committee also will review any relationships with family members of 5% shareholders to the extent such matters are brought to the Committee’s attention.

The Company paid Computhink, Inc. $37,626 in 2010 for rent, and certain office services.  The Company shares office space with Computhink in its Lombard, Illinois office.  Director Max Engler is also a director of Computhink.

Independent Public Accountants and Audit Fees Summary

The following disclosure was provided in the10-K filed with the SEC on April 13, 2011.  Reznick Group, P.C., the Company’s independent auditor (see Item 2 below), has previously reviewed the disclosure contained below and had no disagreement with the relevant portions of the disclosure.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent registered accountants, Reznick Group P.C.  Reznick Group P.C. became the new independent registered accountants in April of 2009. The following table presents fees for professional services rendered by Reznick Group P.C. for the respective periods indicated:

Services Performed	2010	2009
Audit Fees (Note 1)	$383,042	$183,000
Audit-Related Fees (Note 2)	—	32,138
Tax Fees (Note 3)	26,735	19,000
All Other Fees	—	—
Total Fees	$409,777	$234,138

NOTES TO PRECEDING TABLE

1.               Audit fees represent fees billed for professional services provided in connection with the audit of our annual financial statements, reviews of our quarterly financial statements, audit services provided in connection with statutory and regulatory filings for those years and audit services provided in connection with securities registration and/or other issues resulting from that process. The aforementioned table outlines fees for 2010 and 2009. The fees proposed by Reznick Group, P.C., for the Pernix 2011 audit and reviews total $306,500 and exclude an estimate of $50,000 related to the German regulatory audit of TransRadio that is performed by a German accounting firm.

2.               Audit-related fees represent fees billed primarily for assurance and related services reasonably related to the performance of the audit or reviews of our financial statements.

3.               Tax fees principally represent fees billed for tax preparation.

ITEM 2.

PROPOSAL TO RATIFY REZNICK GROUP

AS THE COMPANY’S INDEPENDENT AUDIT FIRM

Recommendation for 2011.

Our Board of Directors recommends ratification of the appointment of Reznick.

The selection of Reznick as our independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification.  The Sarbanes-Oxley Act of 2002 requires that the Board of Directors be directly responsible for the appointment, compensation, and oversight of our independent auditors.  Our Board of Directors is submitting the selection to the stockholders for ratification as a matter of good corporate governance practice.  If the stockholders fail to vote on an advisory basis in favor of the selection, the Board of Directors will reconsider whether to retain Reznick, and may retain that firm or another firm without re-submitting the matter to our stockholders.  Even if the stockholders ratify the selection, the Board of Directors may, at its discretion, direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

A representative of Reznick is expected to be present at our Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.  Additionally, this representative will be available to answer appropriate questions that you may have regarding Reznick’s examination of our consolidated financial statements for 2010 and 2011.

The Board of Directors unanimously recommends a vote to ratify the engagement of Reznick Group, P.C. as the Company’s independent registered public accounting firm, as described above.

ITEM 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As discussed in our Compensation Committee Discussion, our executive compensation programs for our executive officers, as well as other officers and employees, are built on a foundation of these guiding principles:

•                  Competitive Positioning: Total remuneration is designed to attract and retain the executive talent required to achieve our goals through a market competitive total remuneration package.

•                  Fairness: Our compensation programs are designed to be fair and equitable across all employee groups and should not unfairly discriminate in favor of any one individual or group on the basis of age, service, or other non-performance related criteria.

•                  Ownership and Responsibility: Our compensation programs recognize individual contributions as well as link executive and stockholder interests through compensation plans and programs that reward our executives, including our executive officers based on increases to stockholder value and the financial success of the Company.

We believe that the Company’s executive compensation programs have been effective at incenting the achievement of positive results, appropriately aligning pay and performance and in enabling the Company to attract and retain very talented executives within our industry.

We are asking our stockholders to indicate their support for our executive compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to express your views on our  2010 executive compensation policies and procedures for executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the policies and procedures described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of Pernix Group, Inc. (the “Company”) approve, on an advisory basis, the compensation of the executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2011 Annual Meeting of Stockholders.

Although this is an advisory vote which will not be binding on the Compensation Committee or the Board, we will carefully review the results of the vote. The Compensation Committee will consider our stockholders’ concerns and take them into account when designing future executive compensation programs.

The Board of Directors recommends that you indicate your support for the Company’s executive compensation in fiscal year 2010, as outlined in the above resolution. THEREFORE, YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 3.

ITEM 4

ADVISORY VOTE ON FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION

In addition to the non-binding advisory vote on executive compensation, the Dodd-Frank Act also enables our stockholders to express their preference for having a say on pay vote every one, two, or three years or abstain. This non-binding “frequency” vote is required at least once every six years beginning with our 2011 Annual Meeting. After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs every three years is an appropriate alternative for the Company given the relatively low number of executive officers and the relatively small related expense, and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that an advisory vote on executive compensation every three years will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Setting a three year period for holding this stockholder vote will enhance stockholder communication by providing a clear, simple means for the Company to obtain information on investor sentiment about our executive compensation philosophy.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder advisory vote to approve the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K.”

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Board in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “THREE YEARS”.

ITEM 5.

PROPOSAL TO APPROVE A QUASI-REORGANIZATION

The Board of Directors has adopted a resolution recommending that the stockholders approve a quasi-reorganization (the “Reorganization”) of the Company’s financial statements to eliminate its accumulated deficit.  The Reorganization will occur at date to be determined in the future and most likely at December 31, 2011.  The Reorganization will be dependent upon several factors including the approval of the stockholders, approval of the Securities Exchange Commission, approval if necessary of the Secretary of State of Delaware, and also, but not limited to:

•                                          A substantial positive change in business environment has occurred; and

•                                          We are reasonably assured that the Company will produce positive future earnings.

The Company believes that a substantial positive change in business environment has occurred through the change and improvements in management in recent years  and increased construction bidding and receipt of awards from the U.S Department of State’s Bureau of Overseas Buildings Operations.

In a quasi-reorganization, a company will restate the carrying amount of its assets and liabilities to their fair market value and establish a new retained earnings account as of the effective date of the quasi-reorganization.   As an example of the anticipated impact of the Reorganization, the following table presents what the impact would have been to the Company’s equity balances if the Reorganization had occurred as of January 1, 2011.

	January 1, 2011 Before a Quasi Reorganization	January 1, 2011 After a Quasi Reorganization
Common Stock	$94	$94
Additional Paid in Capital	77,922	8,120
Accumulated deficit	(69,673)	—
Accumulated comprehensive loss	(132)	—
Total Pernix Group, Inc. and Subsidiaries stockholders equity	$8,214	$8,214

A quasi-reorganization is an accounting readjustment that eliminates the accumulated deficit and accumulated comprehensive loss with a corresponding and equal decrease in additional paid in capital.  The Board believes that the size of the accumulated loss will limit the Company’s flexibility in future revenue opportunities as well as impede the Company’s growth by limiting certain actions that may be in the best interest of the Company and its stockholders.

Upon implementation of the Reorganization, the Company must comply with other disclosure and accounting regulations including:

•              No change in accounting methods within twelve months following the effective date of the Reorganization.

•              For ten years after the effective date of the Reorganization, the Company must date retained earnings.  For three years after the Reorganization the Company must disclose the amount of deficit relieved on the face of the balance sheet.

The Board believes that the majority of the accumulated deficit was generated by the prior management team during a period from inception of the Company through 2007.  The Board believes that the Company’s new management team, strategy and restructuring of systems and practices should be measured based upon the new activities that the Company has embarked upon and not be hindered by the results and activities of the former management team.

The Board of Directors recommends a vote “FOR” the approval of the implementation of a Quasi-Reorganization as described above.

ITEM 6.

PROPOSAL TO APPROVE THE INCENTIVE STOCK OPTION PLAN

The Board of Directors has approved the presentation of the Proposed Incentive Stock Option Plan (the “ISOP”) in this Proxy filing for stockholder approval of the ISOP. The following summary of the ISOP is qualified in its entirety by the provisions of the ISOP, a copy of which is attached as Exhibit A.

Summary of Provisions

The ISOP is an executive compensation plan. Pursuant to the ISOP, eligible employees of the Company may be granted options to purchase common stock of the Company. Options granted under the ISOP are intended to qualify as “incentive stock options,” as defined under Section 422 of the Internal Revenue Code. The purposes of the ISOP are to provide an incentive to executive officers and other key employees to cause the value of the Company to grow and to promote employee loyalty to the Company.

The ISOP is administered by the Compensation Committee of the Board of Directors (the “Committee”) of disinterested persons consisting of at least two members of the Board of Directors and other members appointed by the Board. Three of the Company’s directors presently serve on the Committee. The Committee has sole authority to designate from all executive officers and key employees of the Company those employees or classes of employees who are eligible to participate in the ISOP and to determine the numbers and terms of the stock options to be granted to any particular individual who is an eligible participant. In designating eligible individual participants and in determining the number and terms of the stock options to be granted to eligible individuals, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company’s success and such other factors as may be deemed relevant to the Committee. At October 27, 2011, the Company had approximately 20 individuals potentially eligible to participate in the ISOP.

The option price for stock options granted under the ISOP, which shall be determined by the Committee, may not be less than the fair market value of the shares subject to the options on the date the options are granted (or 110% of such value in the case of options granted to any individual who is a 10% shareholder of the Company). Any shares which are subject to purchase under options which terminate or expire may become subject to subsequent options which may be granted.

Under the ISOP, the aggregate fair market value of the stock (determined as of the date the option pertaining to such stock was granted), with respect to which options are exercisable for the first time by an employee during any calendar year, may not exceed $100,000. Options granted under the ISOP may have a term of up to ten years. An option is not exercisable until the expiration of six months from the date of its grant (or until after six months from the date of stockholder approval of the ISOP, in the case of the options which have been granted subject to such stockholder approval). Unless otherwise provided in any option which is granted, following the expiration of the applicable six month holding period, up to one-fifth (ignoring fractional shares) of the total number of shares subject to an option become exercisable in cumulative fashion on the first through fifth anniversary dates of the grant of the option. Options granted to a participant remain exercisable notwithstanding that there remain outstanding previously granted incentive stock options which the participant has not exercised. Options granted under the ISOP are nontransferable and the recipient of an option will have no rights as a stockholder with respect to the shares to which his option relates until the option is exercised and a stock certificate is issued to him or her for such shares. No option granted under the ISOP will be exercisable by an employee after the termination of an employee’s employment, if the termination was for any reason other than death, disability or retirement. If an employee’s termination of employment is due to (i) the death of the employee, an option may be exercised by the employee’s estate no more than twelve months after such employee’s death, (ii) an employee’s retirement, an option may be exercised no more than three months after such employee’s retirement, and (iii) an employee’s disability, an option may be exercised no more than twelve months following the date of termination as a result of such disability.

Options granted under the ISOP may be exercised by payment of the exercise price (as determined by the Committee) (i) in cash, (ii) by certified check payable to the order of the Company in the amount of such purchase price, (iii) by delivery of Common Stock to the Company having a fair market value equal to said purchase price, or (iv) by any combination of the methods of payment described in (i) through (iii) above. The proceeds received by the Company from the sale of Stock pursuant to the exercise of options will be used for general corporate purposes.

Shares acquired by the participants vis-à-vis exercise of options granted under this plan may not be sold / disposed of by the participant for at least two years after the date of grant.

1,500,000 shares of the Company’s common stock would be reserved for issuance under the ISOP. The ISOP provides for appropriate adjustment of the number of shares available thereunder and of shares subject to outstanding options in the event of any changes in the outstanding common stock of the Company by reason of merger, stock splits or similar events or in the event of payment of dividends in common stock. Although the Committee may terminate, modify or amend the ISOP, the Committee may not, without the approval of the stockholders of the Company, increase the maximum number of shares of common stock which may be issued under the ISOP, except pursuant to a stock split, stock dividend or similar transaction.

Subject to stockholder approval of the ISOP at the Annual Meeting, the ISOP will become effective on the date of its adoption by the Board of Directors (anticipated to occur on or around December 7-8, 2011). The ISOP will terminate ten years from its initial effective date (anticipated to occur on or around December 7-8, 2021), unless sooner terminated in accordance with its terms.

The number of options which may be granted in the future under the ISOP cannot be determined at this time. All participant awards will be subject to approval by the three members of the Compensation Committee of the Board of Directors, none of whom participate in the plan and all of whom are outside Directors.

Directors of the Company who are not also executive officers of or key employees of the Company are not eligible to participate in the ISOP.

General Federal Income Tax Consequences

Federal Income Tax Consequences of Issuance and Exercise of Options

The following is a summary of the principal U.S. federal income tax consequences generally applicable to option awards under the Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Grant of an Option.  The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event non-statutory options are granted with an exercise price lower than the then-current fair market value of the Common Stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the non-statutory options are granted.

Exercise of Incentive Stock Option.  The holder of an incentive stock option generally will have no taxable income upon exercising the option if the rules for Incentive Stock Options under IRC Section 422 and accompanying regulations are followed (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

Exercise of Nonqualified Stock Option.  Generally, subject to Code Section 409A, upon exercising a nonqualified stock option (which can occur if the proper rules for Incentive Stock Options under IRC Section 422 and accompanying regulations are not followed—see below) , the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. The Company would be entitled to a compensation deduction in the amount of income recognized by the award recipient.

Disposition of Shares Acquired Through an Option.  The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option.

Generally, the disposition of shares which were acquired by exercise of an incentive stock option will be taxable as long-term capital gain or loss if the award recipient disposes of the shares more than two years after the option was granted and at least one year after exercising the option. If the award recipient fails to satisfy the holding period requirements for treatment as an incentive stock option, a disposition will result in any gain being treated as compensation income subject to ordinary tax rates. If the award recipient is still an employee of the Company at the time of the disposition, the amount of gain treated as compensation will also be subject to payroll and withholding taxes.

If an award recipient disposes of shares acquired through the exercise of a nonqualified option, any gain or loss will be treated as a capital gain or loss. To the extent such shares have been held for at least one year after exercise of the nonqualified option, the gain or loss will be treated as long-term capital gain or loss.

Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied or other disqualifying event occurs to make the options become nonqualified stock options.

The above description is not meant to constitute specific tax advice. For that, the reader should consult his or her individual tax advisor.

Application of Section 16 of the Securities Exchange Act of 1934.  Special rules may apply in the case of individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, are determined as of the end of such period.

Delivery of Shares to Satisfy Tax Obligation.  Under the Plan, participants may deliver shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state tax obligations unless the Board provides to the contrary in the award agreement.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the Plan by an affiliate may be reoffered or resold in the United States only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

The Board of Directors recommends a vote “FOR” the approval of the Incentive Stock Option Plan as described above.

STOCKHOLDER PROPOSALS

TO BE PRESENTED AT 2012 ANNUAL MEETING

The rules promulgated by the SEC under the Securities Exchange Act of 1934 entitle a Company stockholder to require the Company to include a stockholder proposal in the proxy materials distributed by the Company.  However, those SEC rules do not require the Company to include in its proxy materials any nomination for election to the Board (or any other office with the Company) or impose other limitations on the content of a stockholder proposal, and those rules also contain eligibility, timeliness, and other requirements (including the requirement that the proponent must have continuously held at least $2,000 in market value or 1% of the Company’s Common Stock for at least one year before the proposal is submitted by the proponent).

To be considered as satisfying the timeliness requirement of the Company’s Bylaw provisions and the SEC rules in connection with the proxy materials to be distributed by the Company with respect to the 2012 Annual Meeting, stockholder proposals must be received by the Corporate Secretary, Pernix Group, Inc., 151 E. 22nd Street, Lombard, Illinois, 60148, not later than February 28, 2012.

FORM 10-K ANNUAL REPORT

Any stockholder who desires an additional copy of the Company’s 2010 Annual Report on Form 10-K or interim quarterly reports for 2011 filed on Form 10-Q filed with the Securities and Exchange Commission may obtain a copy (excluding exhibits) without charge by addressing a request to the Corporate Secretary, Pernix Group, Inc., 151 E. 22nd Street, Lombard, Illinois, 60148.

STOCKHOLDER COMMUNICATIONS WITH BOARD

Stockholders may contact the Company’s Board of Directors as a group or an individual director by sending written correspondence to the following address: Board of Directors, Attn: Corporate Secretary, Pernix Group, Inc., 151 E. 22nd Street, Lombard, Illinois, 60148.  Stockholders should clearly specify in each communication the name of the individual or group of directors to whom the communication is addressed.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the only business that management intends to present or knows that others will present at the Annual Meeting has been included within this Proxy Statement.  If any other matter or matters are properly brought before the Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy Card to vote the Proxy Card on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Lombard, Illinois	Nidal Z. Zayed
Dated: October 27, 2011	President, Chief Executive Officer & acting Chief Financial Officer

APPENDIX A

PERNIX GROUP, INC.

INCENTIVE STOCK OPTION PLAN

PERNIX GROUP, INC.
INCENTIVE STOCK OPTION PLAN

2

PERNIX GROUP, INC.
INCENTIVE STOCK OPTION PLAN

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Pernix Group, Inc. Incentive Stock Option Plan (the Plan) is hereby established effective as of            , 2011      .

1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute their maximum efforts to the growth and profitability of the Company. By encouraging employees and promoting their continued association with the Company, the Plan may be expected to benefit the Company and its shareholders The Company intends that Awards granted pursuant to the Plan be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that, to the extent required by applicable law, all Awards shall be granted, if at all, within ten (10) years from the date the Plan is adopted by the Board.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) Affiliate means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term control (including the term controlled by) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) Award means any Option granted under the Plan.

(c) Award Agreement means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d) Board means the Board of Directors of the Company.

(e) Cause means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) the Participant’s material failure to abide by the Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, the Participants improper use or disclosure of the Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on the Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and the Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company.

3

(f) Change in Control means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, the occurrence of any of the following:

(i) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a Transaction) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event the entity to which the assets of the Company were transferred (the Transferee), as the case may be; or

(iii) the liquidation or dissolution of the Company. provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(f) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. Notwithstanding the foregoing, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(g) Code means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(h) Committee means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(i) Company means Pernix Group, Inc., a Delaware corporation, or any successor corporation thereto.

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(j) Director means a member of the Board.

(k) Disability means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company because of the sickness or injury of the Participant.

(l) Employee means any person who is an employee in the records of the Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(m) Exchange Act means the Securities Exchange Act of 1934, as amended.

(n) Fair Market Value means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, or is quoted on the Over the Counter Bulletin Board (OTCBB), the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on such national, regional securities exchange, market system or OTCBB constituting the primary market for the Stock, as reported in The Wall Street Journal, the OTCBB or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded over the counter or on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange, market system or OTCBB, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and subject to the applicable requirements, if any, of Section 409A of the Code.

(o) Incumbent Director means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(p) Insider means an Officer of the Company whose transactions in Stock are subject to Section 16 of the Exchange Act.

(q) Net-Exercise means a procedure by which the Participant will be issued a number of whole shares of Stock upon the exercise of an Option determined in accordance with the following formula:

N = X(A-B)/A, where

N = the number of shares of Stock to be issued to the Participant upon exercise of the Option;

X = the total number of shares with respect to which the Participant has elected to exercise the Option;

A = the Fair Market Value of one (1) share of Stock determined on the exercise date; and

B = the exercise price per share (as defined in the Participants Award Agreement)

(r) Nonstatutory Stock Option means an Option which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(s) Officer means any person designated by the Board as an officer of the Company.

(t) Option means a right granted under this Plan to purchase Stock pursuant to the terms and conditions of the Plan. All Options shall be Incentive Stock Options, unless they do not qualify as such, due to the operation of the specific option, in which case they shall be treated as Nonstatutory Stock Options.

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(u) Ownership Change Event means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(v) Parent Corporation means any present or future parent corporation of the Company, as defined in Section 424(e) of the Code.

(w) Participant means any eligible person who has been granted one or more Awards.

(x) Company means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(y) Company Group means, at any point in time, all entities collectively which are then Participating Companies.

(z) Rule 16b-3 means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(aa) Section 409A means Section 409A of the Code.

(bb) Section 409A Deferred Compensation means compensation provided pursuant to the Plan that constitutes deferred compensation subject to and not exempted from the requirements of Section 409A.

(cc) Securities Act means the Securities Act of 1933, as amended.

(dd) Service means a Participant’s employment or service with the Company in the capacity of an Employee. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company or a change in the Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(ee) Stock means the common stock of the Company, as adjusted from time to time in accordance with this Plan.

(ff) Subsidiary Corporation means any present or future subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

(gg) Vesting Conditions mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term or is not intended to be exclusive, unless the context clearly requires otherwise.

3. SHARES SUBJECT TO THE PLAN.

3.1 Total Number of Shares. The total number of shares of the common stock of the Company, $.01 par value per share (the “Common Stock”) which may be subject to options granted under the Plan shall be 1,500,000 in the aggregate, subject to adjustment as provided in Section 9. The Company shall at all times while the Plan is in

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force reserve such number of authorized and unissued or treasury shares of Common Stock as will be sufficient to satisfy the requirement of outstanding options granted under the Plan.

3.2 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 13.2 shall not again be available for issuance under the Plan.

4. ADMINISTRATION OF THE PLAN.

4.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

4.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

4.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

4.4 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award and the performance or market conditions applicable to the award as defined by Code 162(m) (see appendix 1);

(b) to determine the type of Award granted;

(c) to determine or opine on the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v)  the time of the expiration of any Award, (vi) the effect of the Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

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(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof;

(h) to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

4.5 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Company, members of the Board or the Committee and any officers or employees of the Company to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

5. ELIGIBILITY RULES.

5.1 Eligible Employees. Participants in the Plan shall be selected by the Committee from the executive officers and other key employees of the Company or of a parent or subsidiary (within the meaning of Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”)), of the Company. No consultants or non-employee directors may participate in this plan. In making this selection and in determining the amount and terms of any options granted, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company’s success, and such other factors as the Committee, in its sole discretion, shall deem relevant. Notwithstanding the foregoing, no option shall be granted to any individual who owns (within the meaning of Section 422(b)(6) and 424(d) of the Code) at the time the option is granted, more than 10% of the total combined voting power or value of all classes of stock of the Company or a parent or subsidiary of the Company, except as provided in Section 5.2 of the Plan.

5.2 Award Limits. Notwithstanding the provisions of Section 5.1 above, an option may be granted, consistent with the other terms of the Plan, to an employee who owns (within the meaning of Sections 422(b)(6) and 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company if, at the time such option is granted, the option price is an amount which equals or exceeds 110% of the fair market value of the Common Stock subject to the option, and such option by its terms is not exercisable more than five (5) years after it is granted.

5.3 Company Authority. Nothing contained in the Plan shall be construed to limit the right of the Company to grant options otherwise than under the Plan.

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5.4 Additional Option Awards. Subject to Section 5.5 below, if options have been granted under the Plan, additional options may be granted from time to time to a holder of such an option, and options may be granted from time to time to one or more employees who have not previously been granted options under the Plan.

5.5 Additional Limits on Amounts of Awards. The aggregate fair market value of the Common Stock, with respect to which options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. For purposes of this Section 5.5 of the Plan, (i) options shall be taken into account in the order in which they were granted, (ii) the fair market value of any Common Stock shall be determined as of the time the option with respect to such Common Stock was granted, and (iii) the term “Common Stock” shall mean any stock of the Company or of its parent or subsidiary (within the meaning of Sections 424(e) and (f) of the Code) with respect to which the optionee has been granted incentive stock options (as defined in Section 422 of the Code).

6. TERMS OF OPTIONS AND ADDITIONAL PLAN LIMITS.

6.1 General Intent. All options granted under the Plan are intended to qualify as “incentive stock options” under the provisions of Section 422 of the Code. The terms of each option granted under the Plan shall be determined by the Committee consistent with the provisions of the Plan, including the following:

6.2 Required Purchase Price.  The purchase price of the shares of the Common Stock subject to each option shall not be less than the fair market value of the Common Stock at the time such option is granted. Such fair market value shall be determined by the Committee and, if the Common Stock is listed on a national securities exchange or traded on the over-the-counter market, shall be the closing sale price of the Common Stock on such exchange, or on the over-the-counter market as quoted in the National Association of Securities Dealers Automated Quotation System (presently the NASDAQ National Market System) or the OTCBB (Over the Counter Bulletin Board), as the case may be, on the day on which the option is granted or, on the next business day, if such date is not a business day.

6.3 Additional Plan Limits. An option granted under the Plan shall not be exercisable until the expiration of six months from the date of its grant and in the case of a grant which is conditioned upon subsequent shareholder approval of the Plan, six months from the date of such shareholder approval. Unless otherwise provided in any option grant under the Plan, following the expiration of the applicable six-month holding period, up to one-fifth (ignoring fractional shares) of the total number of shares subject to an option granted under the Plan shall become exercisable in cumulative fashion on the first through fifth anniversary dates of the grant of the option. In no case may an option be exercised as to less than one hundred (100) shares at any one time (or the remaining shares covered by the option if less than one hundred (100)).

6.4 Ten-Year Limit. Each option granted under the Plan shall by its terms expire and shall not be exercisable after the expiration of ten years from the date of its grant (unless a shorter period is provided by the Committee or another Section of this Plan) and shall be subject to earlier termination as expressly provided in this Plan.

6.5 Methods of Payment. An option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Chief Financial Officer) of written notice of the number of shares with respect to which the option is being exercised accompanied by payment in full of the purchase price of such shares. Payment for such shares may be made (as determined by the Committee) (i) in cash, (ii) by certified check payable to the order of the Company in the amount of such purchase price, (iii) by delivery of Common Stock to the Company having a fair market value equal to said purchase price, or (iv) by any combination of the methods of payment described in (i) through (iii) above.

6.6 Rights of Optionee. The holder of an option shall have none of the rights of a shareholder with respect to the shares covered by his option until such shares shall be issued to him upon the exercise of his option.

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7.  EFFECT OF TERMINATION OF SERVICE.

7.1 Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

(i) Disability. If the Participant’s Service terminates because of the Disability (within the meaning of Section 22(e)(3) of the Code)  of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the Option Expiration Date).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, then the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Retirement. Upon the termination of the employment of a holder of an option under the Plan by reason of such holder’s qualified retirement, such holder may exercise any options, to the extent such options were exercisable at the date of such termination of employment, provided that such exercise occurs both within the remaining option term and within the three-month period after the date of termination of employment due to retirement.  “Qualified Retirement” means with respect to an Employee a termination from employment from the Company or any of its subsidiaries that occurs after the Employee attains age 65 and at the time of the termination the Employee has 10 or more years of continuous service as a full-time Employee of the Company.

(v) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death, Retirement or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

7.2  Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in this Section is prevented by the provisions of Section 16 below, the Option shall remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.

7.3 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8. LEAVE OF ABSENCE.

The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any option. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall

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constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on the grant of options under the Plan theretofore made to any recipient who takes such leave of absence.

9.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

9.1 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the exercise or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of Participants rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as effected without receipt of consideration by the Company. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the New Shares), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion.

9.2 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the exercise price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

10. STANDARD FORMS OF AWARD AGREEMENTS.

10.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

10.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

11. FURTHER CONDITIONS OF EXERCISE.

11.1 Representations. Unless prior to the exercise of the option the shares of Common Stock issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the said Act.

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11.2 Compliance Requirement. The Company shall not be obligated to deliver any shares of the Common Stock until they have been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable.

11.3 Restrictions on Resale. Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the Plan by an affiliate may be reoffered or resold in the United States only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

12. CHANGE IN CONTROL.

12.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participants Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committees good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committees good faith estimate of the present value of the probable future

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payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

12.2 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an excess parachute payment under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 12.2(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an excess parachute payment to the Participant as described in Section 12.2(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the Accountants). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 12.2(b).

13. TAX WITHHOLDING.

13.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Company’s tax withholding obligations have been satisfied by the Participant.

13.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

14. COMPLIANCE WITH SECTION 409A.

14.1 Awards Subject to Section 409A. The provisions of this Section 14 shall apply to any Award or portion thereof that is or becomes subject to Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

Any Nonstatutory Stock Option having an exercise price per share less than the Fair Market Value determined as of the date of grant of such Option or that permits the deferral of compensation other than the deferral of recognition of income until the exercise or transfer of the Option or the time the shares acquired pursuant to the exercise of the option first become substantially vested.

Subject to U.S. Treasury Regulations promulgated pursuant to Section 409A (Section 409A Regulations) or other applicable guidance, the term Short-Term Deferral Period means the period ending on the later of (i) the 15th

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day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Participants taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term substantial risk of forfeiture shall have the meaning set forth in Section 409A Regulations or other applicable guidance.

14.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or Section 409A Regulations or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an Election) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a) All Elections must be in writing and specify the amount (or an objective, nondiscretionary formula determining the amount) of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as performance-based compensation for purposes of Section 409A (and is based on a performance period of at least 12 consecutive months), then the Election may be made no later than six (6) months prior to the end of the performance period, provided that the Participant’s service is continuous from the later of the beginning of the performance period or the date on which the performance goals are established through the date such election is made and provided further that no election may be made after the compensation has become readily ascertainable (as provided by Section 409A Regulations).

(c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 14.3.

14.3 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan pursuant to any Award subject to Section 409A, except as provided by Section 409A and Section 409A Regulations.

15. EFFECTIVE DATE AND TERM; TERMINATION, MODIFICATION AND AMENDMENT.

15.1 Life of the Plan. The Plan shall become effective on the date of its adoption by the Board of Directors of the Company and the Plan (but not options granted under the Plan) shall terminate ten (10) years from the date of its adoption by the Board. No option shall be granted after termination of the Plan. The Plan shall be submitted to the Company’s shareholders for approval at the annual meeting of the shareholders next succeeding the adoption of the Plan by the Board and in no event later than twelve months of the date the Plan is adopted by the Board. The grant of any options prior to the date that the Plan is approved by the shareholders shall be conditioned upon subsequent shareholder approval of the Plan.

15.2 Termination, Modification, or Amendment of the Plan. The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote thereon.

15.3 Additional Rules. The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 9), (ii) extend the period during which any option may be granted or exercised, or (iii) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (c), shall not without the consent of a participant, affect his or her rights under an award previously granted to him or her.

15.4 Amendment Protocols. The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend the Plan or condition or modify grants of options under the Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or to comply with NASD rules or requirements. Except as provided by the next sentence, no

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amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code and all applicable guidance promulgated thereunder.

16.   COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

17. MISCELLANEOUS PROVISIONS.

17.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

17.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

17.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

17.4 Rights as Employee. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee or interfere with or limit in any way any right of a Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Company other than the Company receives an Award under the Plan, that Award shall in no event be

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understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

17.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in this Plan.

17.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

17.7 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards shall be included as compensation for purposes of computing the benefits payable to any Participant under the Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.

17.8 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

17.9 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Company to take any action which such entity deems to be necessary or appropriate.

17.10 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

17.11 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

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Appendix 1

Performance Criteria

The Committee may establish Performance Goals derived from one or more of the following criteria when it makes Awards that vest entirely or in part on the basis of performance:

• Earnings (before or after taxes)	• Sales or revenue
• Earnings per share	• Expense or cost reduction

• Working capital

• Earnings before interest, taxes and depreciation	• Market Share

• Earnings before interest, taxes, depreciation and amortization	• Economic value added (or an equivalent metric)

• Total stockholder return

• Cash flow
• Return on equity or average stockholders’ equity
• Operating cash flow

• Return on assets, investment or capital employed

• Operating income	• Cash flow per share

• Gross margin	• Share price

• Operating margin	• Debt reduction

• Net operating income	• Customer satisfaction

• Net operating income after tax	• Stockholders’ equity

• Return on operating revenue	• Contract awards or backlog

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CORPORATE OFFICE

Pernix Group, Inc.

151 E. 22nd Street

Lombard, Illinois 60148

U.S.A.

P: 630-620-4787

F: 630-620-4753

www.PernixGroup.com

info@pernixgroup.com